UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7512

Dreyfus Premier Worldwide Growth Fund, Inc.: Dreyfus Worldwide Growth Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/12

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
Worldwide Growth Fund

SEMIANNUAL REPORT April 30, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Worldwide Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Growth Fund, covering the six-month period from November 1, 2011, through April 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International stock markets had declined sharply by the start of the reporting period due to the sovereign debt crisis in Europe, an unprecedented downgrade of long-term U.S. debt securities and recession fears in China. Fortunately, over the final months of 2011, European policymakers seemed to make progress toward addressing the region’s crisis, China’s economy appeared headed for a “soft landing” and the U.S. economy was bolstered by employment gains and increased manufacturing activity. Improved investor sentiment over the opening months of 2012 sparked market rallies that generally offset weakness earlier in the reporting period.

Our economic forecast calls for sluggish growth for the global economy over the remainder of 2012, but with sharp differences among individual markets.Accommodative monetary policies throughout the world should help avoid a full-blown global recession, but risks remain with regard to financial stresses in Europe, the Chinese property market and oil supply vulnerabilities in the Middle East.As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through April 30, 2012, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2012, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of 11.44%, Class C shares returned 11.00% and Class I shares returned 11.56%.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), produced a 7.54% total return.2

Improving U.S. economic fundamentals drove stocks broadly higher over the reporting period.The fund produced higher returns than its benchmark, mainly due to overweighted exposure to the consumer staples sector and strong stock selections in the information technology sector.

The Fund’s Investment Approach

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

Markets Bolstered by Improving Economic Fundamentals

Equity markets had floundered in the months prior to the reporting period due to a number of macroeconomic concerns, including an unprecedented downgrade of one agency’s credit rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened other members of the European Union and uncertainties regarding

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

the strength and sustainability of the U.S. economic recovery. These issues led investors to avoid many of the market’s riskier areas, and they focused instead on traditionally defensive industry groups and companies with track records of consistent earnings growth, financial stability and dividend payments.

As economic conditions improved over the final months of 2011 and early 2012, many of these concerns abated. By mid-January 2012, the European Union had taken credible steps to address the region’s problems, and U.S. economic data showed clear signs of improvement, including strong levels of manufacturing activity, rising employment and greater consumer confidence. In response, investors grew more tolerant of risks, and they shifted their attention to more speculative, growth-oriented segments of the equity markets.

Quality Bias Produced Mixed Results

Our longstanding emphasis on blue-chip companies with globally diversified markets, healthy balance sheets and strong income characteristics helped the fund participate more fully in the market’s rebound early in the reporting period. The fund achieved particularly robust relative performance in the consumer staples sector, where we maintained substantially overweighted exposure compared to the benchmark. Holdings such as tobacco giant Philip Morris International, spirits maker Diageo, ADR, beverages leader The Coca-Cola Company and food producer Nestle, ADR benefited as investors focused on high-quality, multinational companies.

The fund also scored successes stemming from favorable stock selections in the information technology sector. Electronics innovator Apple continued to gain value on the strength of its popular tablet computer and smartphone products, while semiconductor manufacturer Intel and consulting services giant International Business Machines climbed more than market averages. Pharmaceutical developers such as Novo Nordisk,ADR and Roche Holdings,ADR in the health care sector also contributed positively to the fund’s relative returns.

On the other hand, underweighted exposure to the consumer discretionary sector weighed on relative performance, and Brazilian fast food franchisee Arcos Dorados Holdings, Cl. A fell after reporting weaker-than-expected quarterly financial results. An underweighted position in the industrials sector also hurt performance to a degree when investors turned to more economically sensitive companies later in the reporting period.Among individual stocks, French energy producer Total, ADR was punished by negative investor sentiment and economic concerns in Europe.

We made only a few changes to the fund’s composition during the reporting period. We established a new position in U.S. investment manager BlackRock due to its leadership position in exchange traded funds, index funds and fixed-income securities. We eliminated drug producer Novartis,ADR in favor of other holdings in which we have a greater degree of confidence.

Positioned for Continued Volatility

While the U.S. economy currently shows signs of moderate strength, we believe that ongoing global issues arising from the still unresolved European sovereign debt crisis and the need for global deleveraging will continue to stress equity markets. In such an environment, large, multinational companies with solid business fundamentals and generous dividend yields are likely to remain attractive to investors.As of the end of the reporting period, we have continued to find a relatively large number of investments meeting our stock selection criteria in the consumer staples and energy sectors.

May 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World Index is an
unmanaged index of global stock market performance, including the United States, Canada,
Europe,Australia, New Zealand and the Far East. Investors cannot invest directly in any index.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Growth Fund from November 1, 2011 to April 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.47	$10.39	$5.21
Ending value (after expenses)	$1,114.40	$1,110.00	$1,115.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.17	$9.92	$4.97
Ending value (after expenses)	$1,018.75	$1,015.02	$1,019.94

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 1.98% for Class C and .99%
for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2012 (Unaudited)

Common Stocks—98.5%	Shares	Value ($)
Consumer Discretionary—6.4%
Arcos Dorados Holdings, Cl. A	130,000	2,323,100
Finning International	180,000	5,029,200
LVMH Moet Hennessy Louis Vuitton	15,775	2,613,297
McDonald’s	207,800	20,250,110
News, Cl. A	341,400	6,691,440
		36,907,147
Consumer Staples—42.1%
Altria Group	262,500	8,455,125
British American Tobacco, ADR	80,000	8,233,600
Christian Dior	230,000	34,661,663
Coca-Cola	373,100	28,474,992
Danone, ADR	682,000	9,588,920
Diageo, ADR	165,000	16,684,800
L’Oreal, ADR	935,000[a]	22,570,900
Nestle, ADR	400,000	24,456,000
PepsiCo	106,175	7,007,550
Philip Morris International	552,500	49,454,275
Procter & Gamble	258,000	16,419,120
SABMiller	150,000	6,301,324
Walgreen	300,000	10,518,000
		242,826,269
Energy—19.6%
Chevron	263,800	28,110,528
ConocoPhillips	25,000	1,790,750
Exxon Mobil	411,008	35,486,431
Imperial Oil	135,000	6,289,650
Royal Dutch Shell, Cl. A, ADR	192,000	13,735,680
Statoil, ADR	394,068	10,604,370
Total, ADR	359,016	17,272,260
		113,289,669
Financial—3.0%
ANF Immobilier	2,438	111,241
BlackRock	15,000	2,873,700
Eurazeo	76,809	3,936,225
GAM Holding	245,000[b]	3,144,659

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
JPMorgan Chase & Co.	105,100	4,517,198
Zurich Insurance Group	10,100 [b]	2,470,335
		17,053,358
Health Care—10.3%
Abbott Laboratories	190,300	11,810,018
Johnson & Johnson	203,525	13,247,442
Novo Nordisk, ADR	60,000	8,821,200
Roche Holding, ADR	561,000	25,705,020
		59,583,680
Information Technology—11.6%
Apple	57,000 [b]	33,301,680
Intel	390,941	11,102,724
International Business Machines	75,000	15,531,000
QUALCOMM	40,000	2,553,600
Texas Instruments	140,000	4,471,600
		66,960,604
Materials—5.5%
Air Liquide, ADR	708,300 [a]	18,203,310
Freeport-McMoRan Copper & Gold	175,000	6,702,500
Rio Tinto, ADR	120,000	6,728,400
		31,634,210
Total Common Stocks
(cost $275,529,424)		568,254,937

Other Investment—1.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $10,542,000)	10,542,000 [c]	10,542,000

Investment of Cash Collateral
for Securities Loaned—.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $5,377,125)	5,377,125[c]	5,377,125
Total Investments (cost $291,448,549)	101.2%	584,174,062
Liabilities, Less Cash and Receivables	(1.2%)	(7,075,355)
Net Assets	100.0%	577,098,707

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At April 30, 2012, the value of the fund’s securities on loan was $5,185,842 and the value of the collateral held by the fund was $5,377,125.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	42.1	Materials	5.5
Energy	19.6	Financial	3.0
Information Technology	11.6	Money Market Investments	2.7
Health Care	10.3
Consumer Discretionary	6.4		101.2

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2012 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,185,842)—Note 1(c):
Unaffiliated issuers		275,529,424	568,254,937
Affiliated issuers		15,919,125	15,919,125
Cash			468,510
Dividends and securities lending income receivable			2,313,646
Receivable for shares of Common Stock subscribed			817,989
Prepaid expenses			67,658
			587,841,865
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			557,413
Liability for securities on loan—Note 1(c)			5,377,125
Payable for investment securities purchased			4,266,361
Payable for shares of Common Stock redeemed			344,712
Accrued expenses			197,547
			10,743,158
Net Assets ($)			577,098,707
Composition of Net Assets ($):
Paid-in capital			280,076,855
Accumulated undistributed investment income—net			2,209,266
Accumulated net realized gain (loss) on investments			2,072,992
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			292,739,594
Net Assets ($)			577,098,707

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	464,282,856	60,202,996	52,612,855
Shares Outstanding	10,288,016	1,458,742	1,156,889
Net Asset Value Per Share ($)	45.13	41.27	45.48

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net fo $698,016 foreign taxes withheld at source):
Unaffiliated issuers	7,980,680
Affiliated issuers	3,057
Income from securities lending—Note 1(c)	6,681
Total Income	7,990,418
Expenses:
Management fee—Note 3(a)	1,957,862
Shareholder servicing costs—Note 3(c)	1,019,880
Distribution fees—Note 3(b)	209,103
Professional fees	49,100
Registration fees	46,370
Prospectus and shareholders’ reports	31,376
Custodian fees—Note 3(c)	27,027
Directors’ fees and expenses—Note 3(d)	24,262
Loan commitment fees—Note 2	1,881
Miscellaneous	18,756
Total Expenses	3,385,617
Less—reduction in fees due to earnings credits—Note 3(c)	(515)
Net Expenses	3,385,102
Investment Income—Net	4,605,316
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,074,904
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	50,030,217
Net Realized and Unrealized Gain (Loss) on Investments	52,105,121
Net Increase in Net Assets Resulting from Operations	56,710,437

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2012	Year Ended
	(Unaudited)[a]	October 31, 2011
Operations ($):
Investment income—net	4,605,316	7,420,742
Net realized gain (loss) on investments	2,074,904	13,091,426
Net unrealized appreciation
(depreciation) on investments	50,030,217	15,121,417
Net Increase (Decrease) in Net Assets
Resulting from Operations	56,710,437	35,633,585
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,237,066)	(7,324,765)
Class B Shares	—	(27,062)
Class C Shares	(217,324)	(699,415)
Class I Shares	(400,295)	(95,994)
Net realized gain on investments:
Class A Shares	(10,781,749)	(8,117,585)
Class B Shares	(50,807)	(123,245)
Class C Shares	(1,470,107)	(1,158,274)
Class I Shares	(771,614)	(92,239)
Total Dividends	(17,928,962)	(17,638,579)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	47,245,156	76,739,627
Class B Shares	4,331	178,198
Class C Shares	7,661,302	6,130,944
Class I Shares	32,316,429	20,664,722
Dividends reinvested:
Class A Shares	13,221,645	13,273,005
Class B Shares	46,275	133,979
Class C Shares	1,180,703	1,293,727
Class I Shares	934,872	107,631
Cost of shares redeemed:
Class A Shares	(45,435,432)	(66,303,351)
Class B Shares	(2,481,214)	(4,278,272)
Class C Shares	(4,511,215)	(7,399,631)
Class I Shares	(6,095,052)	(2,363,143)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	44,087,800	38,177,436
Total Increase (Decrease) in Net Assets	82,869,275	56,172,442
Net Assets ($):
Beginning of Period	494,229,432	438,056,990
End of Period	577,098,707	494,229,432
Undistributed investment income—net	2,209,266	2,458,635

	Six Months Ended
	April 30, 2012	Year Ended
	(Unaudited)[a]	October 31, 2011
Capital Share Transactions:
Class Ab
Shares sold	1,090,352	1,808,479
Shares issued for dividends reinvested	336,429	336,711
Shares redeemed	(1,071,528)	(1,597,951)
Net Increase (Decrease) in Shares Outstanding	355,253	547,239
Class Bb
Shares sold	83	4,529
Shares issued for dividends reinvested	1,230	3,544
Shares redeemed	(59,769)	(108,171)
Net Increase (Decrease) in Shares Outstanding	(58,456)	(100,098)
Class C
Shares sold	193,028	161,662
Shares issued for dividends reinvested	32,761	35,659
Shares redeemed	(115,400)	(194,643)
Net Increase (Decrease) in Shares Outstanding	110,389	2,678
Class I
Shares sold	750,400	483,331
Shares issued for dividends reinvested	23,626	2,710
Shares redeemed	(140,192)	(56,779)
Net Increase (Decrease) in Shares Outstanding	633,834	429,262

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended April 30, 2012, 34,230 Class B shares representing $1,424,882 were automatically converted to 32,650 Class A shares and during the period ended October 31, 2011, 51,623 Class B shares representing $2,035,624 were automatically converted to 49,293 Class A shares.

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2012			Year Ended October 31,
Class A Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	42.06	40.31	36.61	31.89	47.58	40.85
Investment Operations:
Investment income—net[a]	.39	.70	.63	.65	.60	.41
Net realized and unrealized
gain (loss) on investments	4.20	2.71	4.53	4.26	(15.59)	6.68
Total from Investment Operations	4.59	3.41	5.16	4.91	(14.99)	7.09
Distributions:
Dividends from
investment income—net	(.43)	(.79)	(.71)	(.19)	(.70)	(.36)
Dividends from net realized
gain on investments	(1.09)	(.87)	(.75)	—	—	—
Total Distributions	(1.52)	(1.66)	(1.46)	(.19)	(.70)	(.36)
Net asset value, end of period	45.13	42.06	40.31	36.61	31.89	47.58
Total Return (%)[b]	11.44[c]	8.72	14.48	15.50	(31.93)	17.47
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23[d]	1.24	1.26	1.34	1.23	1.24
Ratio of net expenses
to average net assets	1.23[d]	1.24	1.26	1.33	1.22	1.24
Ratio of net investment income
to average net assets	1.82[d]	1.70	1.70	2.08	1.41	.94
Portfolio Turnover Rate	1.26[c]	7.85	.34	3.53	3.38	1.21
Net Assets, end of period
($ x 1,000)	464,283	417,814	378,374	372,623	359,328	615,183

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2012			Year Ended October 31,
Class C Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	38.47	37.01	33.74	29.42	43.96	38.15
Investment Operations:
Investment income—net[a]	.21	.37	.33	.39	.27	.08
Net realized and unrealized
gain (loss) on investments	3.84	2.49	4.17	3.93	(14.42)	6.20
Total from Investment Operations	4.05	2.86	4.50	4.32	(14.15)	6.28
Distributions:
Dividends from
investment income—net	(.16)	(.53)	(.48)	—	(.39)	(.47)
Dividends from net realized
gain on investments	(1.09)	(.87)	(.75)	—	—	—
Total Distributions	(1.25)	(1.40)	(1.23)	—	(.39)	(.47)
Net asset value, end of period	41.27	38.47	37.01	33.74	29.42	43.96
Total Return (%)[b]	11.00[c]	7.93	13.66	14.68	(32.45)	16.61
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.98[d]	1.97	1.99	2.07	1.95	1.97
Ratio of net expenses
to average net assets	1.98[d]	1.97	1.99	2.06	1.95	1.97
Ratio of net investment income
to average net assets	1.08[d]	.97	.97	1.37	.68	.20
Portfolio Turnover Rate	1.26[c]	7.85	.34	3.53	3.38	1.21
Net Assets, end of period
($ x 1,000)	60,203	51,866	49,806	52,011	55,114	94,893

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2012			Year Ended October 31,
Class I Shares	(Unaudited)	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value,
beginning of period	42.47	40.71	36.96	32.21	48.06	41.27
Investment Operations:
Investment income—net[b]	.47	.65	.78	.80	.70	.52
Net realized and unrealized
gain (loss) on investments	4.20	2.89	4.55	4.24	(15,74)	6.75
Total from Investment Operations	4.67	3.54	5.33	5.04	(15.04)	7.27
Distributions:
Dividends from
investment income—net	(.57)	(.91)	(.83)	(.29)	(.81)	(.48)
Dividends from net realized
gain on investments	(1.09)	(.87)	(.75)	—	—	—
Total Distributions	(1.66)	(1.78)	(1.58)	(.29)	(.81)	(.48)
Net asset value, end of period	45.48	42.47	40.71	36.96	32.21	48.06
Total Return (%)	11.56[c]	9.01	14.82	15.84	(31.79)	17.76
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99[d]	1.02	.98	1.08	.98	.98
Ratio of net expenses
to average net assets	.99[d]	1.02	.98	1.06	.98	.98
Ratio of net investment income
to average net assets	2.18[d]	1.70	2.03	2.47	1.66	1.17
Portfolio Turnover Rate	1.26[c]	7.85	.34	3.53	3.38	1.21
Net Assets, end of period
($ x 1,000)	52,613	22,214	3,818	1,951	1,230	1,909

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is the sole series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 400 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. The Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	318,769,783	—	—	318,769,783
Equity Securities—
Foreign†	249,485,154	—	—	249,485,154
Mutual Funds	15,919,125	—	—	15,919,125

†	See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2012, The Bank of New York Mellon earned $3,597 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	4/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	14,409,000	51,748,000	55,615,000	10,542,000	1.8
Dreyfus
Institutional
Cash
Advantage
Fund	—	20,371,529	14,994,404	5,377,125.9
Total	14,409,000	72,119,529	70,609,404	15,919,125	2.7

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Effective March 31, 2012, dividends from investment income-net are declared and paid quarterly, prior to the effective date dividends from investment income-net was declared and paid annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended April 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2011 was as follows: ordinary income $8,208,022 and long-term capital gains $9,430,557.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on April 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a fee at the annual rate of .2175% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2012, the Distributor retained $24,629 from commissions earned on sales of the fund’s Class A shares and $217 and $4,783 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 2012, Class B and Class C shares were charged $4,784 and $204,319, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2012, Class A, Class B and Class C shares were charged $536,786, $1,595 and $68,106, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2012, the fund was charged $109,858 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2012, the fund was charged $15,503 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $515.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2012, the fund was charged $27,027 pursuant to the custody agreement.

During the period ended April 30, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $349,296, Rule 12b-1 distribution plan fees $36,586, shareholder services plan fees $106,412, custodian fees $18,707, chief compliance officer fees $2,122 and transfer agency per account fees $44,290.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2012, amounted to $46,144,872 and $6,572,419, respectively.

At April 30, 2012, accumulated net unrealized appreciation on investments was $292,725,513, consisting of $297,727,280 gross unrealized appreciation and $5,001,767 gross unrealized depreciation.

At April 30, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	27

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Worldwide Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 26, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	June 26, 2012

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)